Exhibit 10.15

EXECUTION VERSION

PURCHASE AGREEMENT

Dated as of February 15, 2012

by and between

COMMERCIAL CREDIT GROUP INC.,

as Originator,

and

CCG RECEIVABLES IV, LLC,

as Depositor

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Schedules

Schedule 1	Contract Schedule
Schedule 2	Originator Information
Schedule 3	Notices
Schedule 4	Name and Account Number of Lock-Box Bank and Lock-Box Account

Exhibits

Exhibit A	Form of Contract

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PURCHASE AGREEMENT

This PURCHASE AGREEMENT (as amended, supplemented otherwise modified and in effect from time to time, this “Agreement”), dated as of February 15, 2012, is entered into by and between CCG RECEIVABLES IV, LLC, a Delaware limited liability company (the “Depositor”) and COMMERCIAL CREDIT GROUP INC., a Delaware Corporation (the “Originator”).

WHEREAS,

The Originator wishes to sell or contribute to the Depositor, and the Depositor desires to purchase from the Originator, all of the Originator’s right, title and interest in, to and under the Sold Assets.

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.1 Certain Defined Terms. Capitalized terms used but not defined in this Agreement are defined in the Indenture or in the Sale and Servicing Agreement. As used in this Agreement, the following terms shall have the following meanings:

“Originator Indemnified Amounts” has the meaning set forth in Section 7.1.

“Originator Indemnified Parties” has the meaning set forth in Section 7.1.

“Sale and Servicing Agreement” means that certain Sale and Servicing Agreement dated February 15, 2012 by and among Commercial Credit Group Inc., as Servicer and as Originator, CCG Receivables IV, LLC, as Depositor, CCG Receivables Trust 2012-1, as Issuer, Portfolio Financial Servicing Company, as the Back-Up Servicer, and U.S. Bank National Association, as the Indenture Trustee.

“Sold Assets” (a) the Pool Receivables and Related Security, (b) the Collections (including, for the avoidance of doubt, Excluded Amounts), (c) any security interest in the Equipment held by the Originator, (d) the rights to proceeds from casualty insurance policies covering the Equipment; (e) the Originator’s rights under this Agreement; (f) all present and future claims, demands, causes of actions in respect of the foregoing, and (g) all proceeds of the foregoing, sold or contributed by the Originator to the Depositor hereunder, together with the Related Security and proceeds relating thereto.

SECTION 1.2 Other Terms. All terms defined directly or by incorporation herein shall have the defined meanings when used in any certificate or other document delivered pursuant thereto unless otherwise defined therein. For purposes of this Agreement and all such certificates and other documents, unless the context otherwise requires: (a) accounting terms not otherwise defined herein, and accounting terms partly defined herein to the extent not defined, shall have the respective meanings given to them under, and shall be construed in accordance with, GAAP; (b) terms used in Article 9 of the UCC in the State of New York, and not

specifically defined herein, are used herein as defined in such Article 9; (c) references to any amount as on deposit or outstanding on any particular date means such amount at the close of business on such day; (d) the words “hereof,” “herein” and “hereunder” and words of similar import refer to this Agreement (or the certificate or other document in which they are used) as a whole and not to any particular provision of this Agreement (or such certificate or document); (e) references to any Section, Schedule or Exhibit are references to Sections, Schedules and Exhibits in or to this Agreement (or the certificate or other document in which the reference is made) and references to any paragraph, subsection, clause or other subdivision within any Section or definition refer to such paragraph, subsection, clause or other subdivision of such Section or definition; (f) the term “including” means “including without limitation”; (g) references to any law or regulation refer to that law or regulation as amended from time to time and include any successor law or regulation; (h) references to any agreement refer to that agreement as from time to time amended or supplemented or as the terms of such agreement are waived or modified in accordance with its terms; (i) references to any Person include that Person’s successors and assigns; and (j) headings are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

SECTION 1.3 Computation of Time Periods. Unless otherwise stated in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word “from” means “from and including”, the words “to” and “until” each means “to but excluding”, and the word “within” means “from and excluding a specified date and to and including a later specified date.”

ARTICLE II

SALE AND PURCHASE OF RECEIVABLES

SECTION 2.1 Selection, Sale and Contribution of Receivables and other Sold Assets. On the terms and subject to the conditions set forth herein, the Originator does hereby sell, transfer, assign, set over and otherwise convey to the Depositor, without recourse (subject to the Originator’s obligations set forth herein) and the Depositor hereby purchases, all right, title and interest of the Originator in and to the Sold Assets, whether now owned or existing or hereafter acquired or arising or acquired as follows:

(a) The Pool Receivables sold and/or contributed pursuant to this Agreement will be Eligible Receivables as of the Closing Date. The Originator will insure that no such Eligible Receivable shall be subject to any adverse selection which could reasonably be expected to be unfavorable to the Depositor, the Issuer or the Indenture Trustee.

(b) The transfer of the Sold Assets pursuant to this Agreement shall be effective as of the date hereof. On the date hereof, the Originator will mark its computer files relating to such Sold Assets, together with its other related books and records, with a notification indicating that such Sold Assets have been sold or contributed, as the case may be, to the Depositor and are no longer assets of the Originator.

(c) The Related Security and any proceeds relating to any Pool Receivable which are received after the Cut-Off Date shall be sold or contributed at the same time as such Pool Receivable is sold or contributed hereunder, whether the applicable Related Security and proceeds exist at such time or arise or are acquired thereafter.

SECTION 2.2 Intent of the Parties; Grant of Security Interest.

(a) The Originator and the Depositor intend the transaction hereunder to be a true sale and contribution of the Sold Assets by the Originator to the Depositor for all purposes, providing the Depositor and its transferees with the full risks and benefits of ownership of the Sold Assets (such that the Sold Assets would not be property of the Originator’s estate in the event of the Originator’s bankruptcy).

(b) If, notwithstanding the intent of the parties or any other provision hereof, the Sold Assets conveyed hereunder are construed to constitute property of the Originator or such conveyance is not treated as a sale by the Originator to the Depositor for all purposes, then this Agreement also is intended by the parties to be, and hereby is, a security agreement within the meaning of the UCC; and the conveyance by the Originator provided for in this Agreement shall be treated as the Grant of, and the Originator hereby Grants, to the Depositor a security interest in, to and under all of the Originator’s right, title and interest in, to and under all the Sold Assets and all proceeds relating thereto, to secure the payment and performance of the Originator’s obligations under this Agreement and the other Transaction Documents or as may be determined in connection therewith by Applicable Law. The Originator shall take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in, and not to constitute a sale of, the Sold Assets, such security interest would be deemed to be a perfected first priority security interest in favor of the Depositor (and its assignee) under Applicable Law and shall be maintained as such throughout the term of this Agreement.

(c) The Originator acknowledges that the Depositor will, pursuant to the Sale and Servicing Agreement sell or contribute the Sold Assets and its rights under this Agreement to the Issuer and the Issuer will, pursuant to the Indenture, assign and pledge the Sold Assets and its rights under this Agreement and certain other property and rights to the Indenture Trustee for the benefit of the Noteholders. The Originator consents to such, sale, assignment and pledge.

SECTION 2.3 No Recourse. Except as specifically provided in this Agreement, the purchase and sale of the Sold Assets under this Agreement shall be without recourse to the Originator.

ARTICLE III

CONSIDERATION AND PAYMENT

SECTION 3.1 Purchase Price. The purchase price for each Receivable and the Related Security therefor shall be not less than fair market value of such Receivable and the Related Security. The Depositor shall pay the Originator the purchase price with respect to each Receivable and the Related Security by transfer of funds, to the extent that the Depositor has received funds available for that purpose pursuant to the Sale and Servicing Agreement. If the Depositor did not receive sufficient funds to pay the purchase price for any Sold Assets, the remaining Sold Assets, to the extent the purchase price therefor is not paid in full, shall be deemed to have been transferred by the Originator to the Depositor as a capital contribution, in return for an increase in the value of the equity interest of the Depositor held by the Originator.

SECTION 3.2 Substitution of Receivables. The Originator may substitute a Pool Receivable with a new Receivable pursuant to Section 3.3 of the Sale and Servicing Agreement.

ARTICLE IV

ADMINISTRATION

SECTION 4.1 Breach of Representations. If any of the representations or warranties of the Originator set forth in Section 5.2(II) was untrue as of the Closing Date in any material respect with respect to a Pool Receivable, the Originator shall pay to the Issuer, on behalf of the Depositor, in immediately available funds an amount equal to the entire Net Book Value of such Pool Receivable as provided in Section 5.4.

SECTION 4.2 Actions Evidencing Purchases.

(a) The Originator agrees that from time to time, at its expense, it shall promptly execute and deliver all further instruments and documents, and take all further action that the Depositor, its assignee or transferee may reasonably request in order to perfect, protect or more fully evidence the purchases hereunder. Without limiting the generality of the foregoing and in addition to the requirements of Section 2.2(b), the Originator shall, upon the request of the Depositor, its assignee or transferee execute and file such financing or continuation statements, or amendments thereto or assignments thereof, and such other instruments or notices, as may be necessary or appropriate.

(b) The Originator hereby authorizes the Depositor or its assignee to file one or more financing or continuation statements, and amendments thereto and assignments thereof, relative to all the Sold Assets now existing or hereafter arising in the name of the Originator.

SECTION 4.3 Power of Attorney.

(a) The Originator hereby irrevocably appoints the Depositor and its assigns as its attorney-in-fact with right of substitution so that the Depositor and its assigns or any Person designated by the Depositor or its assigns shall be authorized, without need of further authorization from the Originator to take any action and to execute any instrument that the Depositor or its assigns (or such designee) may be directed to take or may be necessary or advisable to accomplish the transfer of the Sold Assets pursuant to this Agreement, including to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in connection with the Sold Assets, to receive, endorse and collect any drafts or other documents in connection therewith, and to file any claims or take any action or institute any proceedings that the Depositor or its assigns (or such designee) may deem to be necessary or desirable for the collection thereof or to enforce compliance with the terms and conditions of, or to perform any obligations or enforce any rights of the Originator in respect of, the Sold Assets.

(b) The Originator hereby confirms and ratifies any and all actions taken by the Depositor or its assigns or any other Person empowered by the Depositor or its assigns as such Person’s attorney-in-fact pursuant to the powers granted hereunder.

(c) This special power of attorney shall be deemed coupled with an interest and cannot be revoked by the Originator until the Notes are finally and fully paid and performed; it being understood and agreed that assignees of the Depositor, other than the Servicer, shall not exercise the powers granted under this Section 4.3 except during the existence of a Default or Event of Default.

ARTICLE V

REPRESENTATIONS AND WARRANTIES

SECTION 5.1 Mutual Representations and Warranties. Each of the Originator (for the benefit of the Depositor and its assignees) and the Depositor represents and warrants to the other that on the Closing Date and on the date of the execution and delivery of this Agreement:

(a) Corporate Existence and Power. It (i) is a corporation (with respect to the Originator) or a limited liability company (with respect to the Depositor) duly organized, validly existing and in good standing under the Laws of its jurisdiction of organization as specified in the preamble herein, (ii) is not organized under the Laws of any other jurisdiction or governmental authority, (iii) has all corporate or limited liability company power and all licenses, authorizations, consents and approvals of all Official Bodies required to own or lease its properties and to carry on its business in each jurisdiction in which its business is now and proposed to be conducted (except where the failure to have any such licenses, authorizations, consents and approvals would not individually or in the aggregate have a Material Adverse Effect) and (iv) is duly qualified to do business in, and is in good standing in, every other jurisdiction in which the nature of its business or ownership or lease of its properties requires it to be so qualified, except where the failure to be so qualified or in good standing would not have a Material Adverse Effect.

(b) Due Authorization; Contravention. The execution, delivery and performance by it of this Agreement and the other Transaction Documents to which it is a party (i) are within its corporate or limited liability company powers, (ii) have been duly authorized by all necessary corporate, shareholder, or limited liability company action, as the case may be, (iii) require no action by or in respect of, or filing with, any Official Body or official thereof (except as contemplated by Section 4.2), (iv) do not contravene, conflict with or constitute a default under (A) its organizational documents, (B) any Law applicable to it, (C) any material contractual restriction binding on or affecting it or its property or (D) any order, writ, judgment, award, injunction, decree or other instrument binding on or affecting it or its property, and (v) will not result in the creation or imposition of any Lien (other than Permitted Liens created under the Transaction Documents) upon or with respect to its property, except as contemplated hereby and by the Transaction Documents, which could not reasonably be expected to have a Material Adverse Effect.

(c) Binding Effect. Each of this Agreement and the other Transaction Documents to which it is a party has been duly executed and delivered and, upon payment of the purchase price as set forth herein, shall constitute the legal, valid and binding obligation of it, enforceable against it in accordance with the respective terms of such agreement, subject to applicable bankruptcy, insolvency, moratorium or other similar laws affecting the rights of creditors generally and to general principles of equity; regardless of whether such enforceability is considered in a proceeding in equity or at law.

SECTION 5.2 The Originator’s Additional Representations and Warranties. The Originator represents and warrants to the Depositor as of the Closing Date and on the date of the execution and delivery of this Agreement, on which the Depositor is relying on in acquiring the Pool Receivables and which will survive the sale of the Pool Receivables to the Depositor, the sale of the Pool Receivables to the Issuer pursuant to the Sale and Servicing Agreement and pledge thereof to the Indenture Trustee pursuant to the Indenture:

(I) General Representations

(a) Accuracy of Information. All written information heretofore furnished by the Originator to the Depositor (or its assignee) for purposes of or in connection with this Agreement or any transaction contemplated hereby is true, complete and accurate in every material respect, on the date such information is stated or certified, and such information shall not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein, in the light of the circumstances under which they were made, not materially misleading.

(b) Tax Status; Sale Treatment. The Originator (i) has filed all tax returns (federal, state and local) required to be filed, (ii) has paid or made adequate provision for the payment of all taxes, assessments and other governmental charges (except for taxes, assessments or other governmental charges that are being contested in good faith by the Originator through appropriate proceedings and with respect to which adequate reserves have been maintained in accordance with GAAP), and (iii) will not account for the sale of the Sold Assets pursuant to this Agreement other than as a sale by the Originator to the Depositor (except to the extent otherwise required for United States federal income tax purposes under the Code or by the application of consolidated financial reporting principles under GAAP). No tax lien has been filed and to the Originator’s knowledge, no tax lien claim is being asserted against any of its properties which could reasonably be expected to have a Material Adverse Effect.

(c) Action, Suits. The Originator is not in violation of any order of any Official Body or arbitrator. There are no actions, suits, litigation, investigations or proceedings pending, or to the knowledge of the Originator threatened, against or affecting the Originator or any Affiliate of the Originator or their respective properties, in or before any Official Body or arbitrator which could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(d) Use of Proceeds. No proceeds of any sale or contribution hereunder shall be used by the Originator (i) to acquire any security in any transaction which is subject to Section 13 or 14 of the Securities Exchange Act of 1934, as amended, (ii) to acquire any equity security of a class which is registered pursuant to Section 12 of such act, (iii) for any other purpose that violates applicable Law, including Regulations T, U or X of the Federal Reserve Board or (iv) for any purpose that violates Applicable Law.

(e) Principal Place of Business; Chief Executive Office; Location of Records. The Originator is a corporation duly organized under the laws of the state of Delaware. The principal place of business and chief executive office of the Originator and the offices where the Originator keeps all its Records relating to the Pool Receivables, are located at the address(es) described on Schedule 3 or such other locations notified to the Depositor in accordance with the terms of this Agreement.

(f) Subsidiaries; Tradenames, Etc. (i) As of the date hereof, the Originator has only the Subsidiaries and divisions listed on Schedule 2 (which Schedule may be updated from time to time by notice from the Originator to the Depositor, the Indenture Trustee and the Noteholders), and (ii) the Originator has, within the last five (5) years, operated only under the tradenames identified on Schedule 2, and, within the last five (5) years, has not changed its name other than the tradenames identified on Schedule 2, merged with or into or consolidated with any other Person or been the subject of any proceeding under the Bankruptcy Code. Schedule 2 also lists the correct Federal Employer Identification Number of the Originator.

(g) Not an Investment Company. The Originator is not, and is not controlled by, an “investment company” within the meaning of the Investment Company Act of 1940, or is exempt from all provisions of such act.

(h) ERISA. Neither the Originator nor any ERISA Affiliate (i) maintains any pension plan or (ii) contributes to any multiemployer plan.

(i) Lock-Box Accounts. All Obligors in respect of Pool Receivables sold or contributed hereunder have been instructed as of the date hereof to make payment to a Lock-Box Account. The names and addresses of all the Lock-Box Banks, together with the account numbers of the Lock-Box Accounts at the Lock-Box Banks, are specified on Schedule 4, as updated by the Originator from time to time by notice from the Originator to the Depositor. The Originator shall at all times have the ability to identify and segregate all of the Collections from other funds on deposit in the Lock-Box Account and cause the same to be deposited into the Collection Account within five (5) Business Days after receipt of such Collections.

(j) Bulk Sales. No transaction contemplated hereby requires compliance with any bulk sales act or similar law.

(k) Nonconsolidation. The Originator has taken and will continue to take all actions required to maintain the Depositor’s status as a separate legal entity, including, without limitation, (i) not holding the Depositor out to third parties as other than an entity with assets and liabilities distinct from the Originator and the Originator’s other Subsidiaries; (ii) other than by reason of owning the membership interest of the Depositor, not holding itself out to be responsible for any decisions or actions relating to the Depositor (except for decisions or actions as a member); (iii) preparing unaudited separate financial statements for the Depositor (which may be consolidated with the Originator); (iv) taking such other actions as are necessary on its part to ensure that all procedures required by its and the Depositor’s certificate of formation and limited liability company agreement, respectively, are duly and validly taken; (v) keeping correct and complete records and books of account and minutes; and (vi) not acting in any manner that could foreseeably materially mislead others with respect to the Depositor’s separate identity. In addition to the foregoing, the Originator has taken and will continue to take all necessary actions so that:

(A) the Originator shall maintain corporate records and books of account and corporate minutes separate from those of the Depositor;

(B) the Originator shall maintain an arm’s-length relationship with the Depositor and shall not hold itself out as being liable for any Indebtedness of the Depositor (other than certain indemnification obligations of the Depositor provided herein);

(C) the Originator shall keep its assets and its liabilities wholly separate from those of the Depositor (except with respect to any commingled Collections to the extent permitted under this Agreement, the Sale and Servicing Agreement or the Indenture);

(D) the Originator shall at all times limit its transactions with the Depositor only to those expressly permitted hereunder or under any other Transaction Document; and

(E) the Originator shall comply with (and cause to be true and correct) each of the facts and assumptions relating to the Originator contained in the opinion of Katten Muchin Rosenman LLP delivered pursuant to the terms of the Transaction Documents.

(l) Preference; Voidability. The Depositor shall have given reasonably equivalent value to the Originator in consideration for the sale to the Depositor of the Sold Assets from the Originator, and such sale shall not have been made for or on account of an antecedent debt owed by the Originator to the Depositor and no such sale is or may be voidable under any section of the Bankruptcy Code.

(m) Compliance with Law. The Originator has complied with all Applicable Laws to which it may be subject, (including, without limitation, laws, rules and regulations relating to truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy) except where the failure to comply would not have a Material Adverse Effect.

(n) Representations and Warranties in other Transaction Documents. Each of the representations and warranties made by the Originator contained in the Transaction Documents (other than this Agreement) is true, complete and correct in all respects and it hereby makes each such representation and warranty to, and for the benefit of, the Depositor as if the same were set forth in full herein.

(o) Solvency. The Originator was not insolvent at the time of, and did not become insolvent as a result of, the transfer of the Sold Assets to the Depositor as contemplated hereunder.

(II) Representations With Respect to the Pool Receivables.

(a) Good Title; Perfection.

(i) Immediately preceding the sale or contribution hereunder, the Originator held good, indefeasible and marketable title to, was the sole owner of all of the Sold Assets, free and clear of all Liens (other than any Permitted Liens). This Agreement constitutes a valid sale, transfer and assignment of the Sold Assets to the Depositor from the Originator and, upon the purchase or contribution, as the case may be, hereunder the Depositor shall acquire a valid, enforceable and perfected ownership interest in the Sold Assets free and clear of any Lien (other than any Permitted Liens).

(ii) Notwithstanding the immediately preceding sentence, if the conveyance by the Originator to the Depositor of the Sold Assets hereunder were construed not to be a sale or contribution, this Agreement creates a valid security interest in favor of the Depositor (and its assignee) in the Sold Assets consisting of all the Pool Receivables sold hereunder, the Related Security, the related Equipment and the proceeds relating thereto, free and clear of all Liens (other than Permitted Liens) (provided, however, that no representation is made herein with respect to creation or perfection of any security interest in goods or other assets pledged by an Obligor other than the Equipment); all financing statements and other documents required to be recorded or filed in order to perfect the security interest of the Depositor in the Sold Assets have been filed, and the Depositor (and its assignee) has, subject to Permitted Liens, a perfected first priority security interest in all the Sold Assets sold hereunder, and the proceeds relating thereto, free and clear of all Liens (other than the Permitted Liens).

(b) Nature of Pool Receivables. Each Pool Receivable will be an Eligible Receivable as of the Closing Date. As of the date hereof, (i) the Originator has no knowledge of any fact that would cause it or should have caused it to expect any payments on such Pool Receivable will not be paid in full when due or that is reasonably likely to cause or result in any Material Adverse Effect in respect of such Pool Receivable and (ii) to the extent that the first Scheduled Payment of a Pool Receivable is due on or after the Cut-Off Date, the first Scheduled Payment of such Pool Receivable is not more than 31 days late. In the event of a prepayment of a Pool Receivable, there is no obligation to rebate money to the related Obligor.

(c) No Adverse Selection. Each Pool Receivable sold or contributed hereunder was not and will not be subject to any adverse selection, which could reasonably be expected to be materially unfavorable to the Depositor, the Issuer, the Indenture Trustee, any Noteholder or any assignee thereof.

(d) Perfection Representations. The Originator is the sole owner of all of the Pool Receivables sold hereunder listed in Schedule 1 free and clear of all Liens (other than Permitted Liens). The Originator further represents:

(i) General.

(A) The Pool Receivables sold hereunder constitute “accounts,” “instruments,” “general intangibles,” or “tangible chattel paper” within the meaning of the UCC.

(B) The Originator has taken all steps necessary in each jurisdiction in which the Pool Receivables were originated to perfect its security interest against the Obligors in the Equipment securing the Pool Receivables sold hereunder.

(C) The Originator has received all consents and approvals required by the terms of the Pool Receivables to the sale or contribution to, or pledge of a security interest in the Pool Receivables to, the Depositor.

(ii) Creation. The Originator owns and has good and marketable title to the Sold Assets immediately prior to the sale or contribution or pledge thereof in accordance with the terms of this Agreement free and clear of any Lien, claim or encumbrance of any Person, excepting other Permitted Liens and liens for taxes, assessments or similar governmental charges or levies that are not yet due and payable or as to which any applicable grace period shall not have expired, or that are being contested in good faith by proper proceedings and for which adequate reserves have been established, but only so long as foreclosure with respect to such a Lien is not imminent and the use and value of the property to which the Lien attaches is not impaired during the pendency of such proceeding.

(iii) Perfection. The Originator has caused the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under Applicable Law in order to perfect the sale and/or contribution of the Sold Assets from the Originator to the Depositor.

(iv) Priority.

(A) Other than the transfer of the Sold Assets to the Depositor hereunder, the Originator has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Sold Assets. The Originator has not authorized the filing of, nor is aware of any financing statements against the Originator that include a description of collateral covering the Sold Assets transferred hereunder other than any financing statement relating to the transfer of the Sold Assets hereunder or that has been or is being terminated in connection with the execution of this Agreement. The Originator is not aware of any judgment or tax lien filings against it.

(B) With respect to Sold Assets which constitute “tangible chattel paper” or “instruments” within the meaning of the UCC, the Originator has delivered to the Custodian all original copies of the instruments that constitute or evidence the Sold Assets transferred hereunder. The Contracts and instruments that constitute or evidence the Sold Assets do not have any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Depositor.

(v) Survival of Perfection Representations. Notwithstanding any other provision of this Agreement or any other Transaction Document, the perfection representations contained in this Section 5.2(II)(d) shall be continuing, and remain in full force and effect until the occurrence of the Final Payment Date.

(vi) No Waiver. The Originator (A) shall not, without obtaining the prior written consent of the Indenture Trustee waive any of these perfection representations; (B) shall provide the Depositor, the Issuer and the Indenture Trustee with prompt written notice of any breach of these perfection representations, and shall not, without obtaining the prior written consent of the Depositor, the Issuer and the Indenture Trustee (acting at the direction of the Noteholders) waive a breach of any of these perfection representations.

SECTION 5.3 Notice of Breach. Upon discovery by the Originator of a breach of any of the foregoing representations and warranties, the Originator shall give prompt written notice to the Depositor and the Indenture Trustee of such discovery; provided, however, that failure of the Originator to give such notice shall not relieve the Originator of liability for such breach.

SECTION 5.4 Repurchases.

(a) If a Responsible Officer of the Originator has actual knowledge, or receives written notice, of a breach of the representations or warranties made by the Originator pursuant to Sections 5.2(II) that materially and adversely affects any Pool Receivable and such breach has not been cured in all material respects by the last day of the second full Collection Period (or, at the Originator’s option, the first full Collection Period) after the Responsible Officer obtains actual knowledge or is notified of such breach, the Originator will repurchase such Pool Receivable from the Depositor by remitting (or causing to be remitted) an amount equal to the Repurchase Amount for such Receivable to the Collection Account on the Business Day preceding the Payment Date after such Collection Period.

(b) The sole remedy for a breach of the representations and warranties of the Originator contained in Section 5.2(II) is to require the Originator to repurchase such materially and adversely affected Pool Receivable. None of the Servicer, the Owner Trustee, the Indenture Trustee or the Depositor will have any duty to conduct an investigation as to the occurrence of any condition requiring the repurchase of any Receivable pursuant to this Section 5.4.

(c) When the Repurchase Amount is included in Available Amounts for a Payment Date, the Depositor will without further action, be deemed to have sold and assigned to the Originator as of the last day of the second preceding Collection Period all of the Depositor’s right, title and interest in and to the Pool Receivable repurchased by the Originator pursuant to Section 5.4(a) and security and documents relating to such Pool Receivable. Such sale will not require any action by the Depositor and will be without recourse, representation or warranty by the Depositor except the representation that the Depositor owns such Pool Receivable free and clear of any Liens other than Permitted Lien. Upon such sale, the Servicer will mark its computer records to indicate that such Receivable is no longer a Pool Receivable and take any action necessary or appropriate to evidence the sale of such Receivable, free from any Lien of the Depositor, the Issuer or the Indenture Trustee.

ARTICLE VI

AFFIRMATIVE COVENANTS

SECTION 6.1 Affirmative Covenants of the Depositor. At all times from the date hereof to and including the Final Payment Date, the Depositor agrees solely as to itself that it will not take any action that is inconsistent with the terms of this Agreement or the Sale and Servicing Agreement.

SECTION 6.2 Affirmative Covenants of the Originator. At all times prior to the Final Payment Date, the Originator, for the benefit of the Depositor and its assignees, shall do each of the following:

(a) Conduct of Business; Ownership. The Originator shall carry on and conduct its business in substantially the same manner and in substantially the same fields of enterprise as it is presently conducted and do all things necessary to remain duly organized, validly existing and in good standing as a domestic organization in its jurisdiction of organization and maintain all requisite authority to conduct its business in each jurisdiction in which its business is conducted except where failure to so comply would not have a Material Adverse Effect. The Depositor shall at all times be a wholly-owned Subsidiary of the Originator;

(b) Compliance with Laws, Etc. The Originator shall comply with all Laws to which it or its properties may be subject and preserve and maintain its corporate existence, rights, franchises, qualifications and privileges except where failure to so comply, preserve or maintain would not have a Material Adverse Effect;

(c) Inspection of Records.

(i) Prior to the occurrence of a Default or an Event of Default and once per calendar year at expense of the party requesting such audit or inspection, the Originator shall at any time during regular business hours, upon reasonable notice, as requested by the Depositor, permit the Depositor or its appointees (including, without limitation, the Issuer or the Indenture Trustee on behalf of the Noteholders, and its appointees and designees) to (A) examine and make copies of and take abstracts from all books, records and documents (including computer tapes and disks) relating to the Sold Assets, including the related Contracts and Pool Receivables and (B) visit the offices and properties of the Originator for the purpose of examining such materials described in clause (A), and to discuss matters relating to the Sold Assets or the Originator’s performance hereunder, under the Contracts and under the other Transaction Documents to which it is a party with any of the officers, directors, or in the presence of an officer, employee or independent public accountant, of the Originator having knowledge of such matters.

(ii) During a Default or an Event of Default, the Depositor and its assigns (including the Issuer and the Indenture Trustee on behalf of the Noteholders) may conduct an unlimited number of audits of the Originator for any of the purposes set forth in (i) above, as necessary, at the expense of the Originator.

(d) Notice of the Depositor’s and Indenture Trustee’s Interest. In the event that the Originator sells or otherwise transfers any interest in accounts receivable or any other financial assets (other than as contemplated by the Transaction Documents), any computer tapes or files or other documents or instruments provided by the Originator in connection with any such sale or transfer shall, to the extent that such computer tapes, files or other documents or instruments contain any references to the Sold Assets, disclose the Depositor’s ownership of the Sold Assets and the Indenture Trustee’s security interest therein;

(e) Sale Treatment. The Originator shall not account for, or otherwise treat, the transactions contemplated herein in any manner other than as a sale of the Sold Assets by the Originator to the Depositor (except to the extent otherwise required (i) for United States federal income tax purposes under the Code or (ii) by the application of consolidated financial reporting principles under GAAP);

(f) Protection of Security Interest of the Depositor and the Indenture Trustee. The Originator agrees that it shall, from time to time, at its expense, promptly execute and deliver all instruments and documents and take all actions as may be necessary or as the Depositor may reasonably request in order to perfect or protect the Depositor’s title in the Sold Assets or to enable the Depositor to exercise or enforce any of its rights hereunder. Without limiting the foregoing, the Originator shall, upon the request of the Depositor (i) execute and file such financing or continuation statements or amendments thereto or assignments thereof (as otherwise permitted to be executed and filed pursuant hereto) as may be requested by the Depositor or the Indenture Trustee and (ii) mark its respective master data processing records and other documents with a legend describing the security interest granted to the Depositor in the Sold Assets. To the fullest extent permitted by Applicable Law, the Depositor (or its assignee or the Indenture Trustee) shall be permitted to sign and file continuation statements and amendments thereto and assignments thereof without the Originator’s signature. Carbon, photographic or other reproduction of this Agreement or any financing statement shall be sufficient as a financing statement;

(g) Taxes. The Originator will file all tax returns and reports required by law to be filed by it and will promptly pay all taxes and governmental charges at any time owing by it (other than any amount of tax the validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in accordance with GAAP have been provided on the books of such Person);

(h) Insurance. The Originator will cause the related Obligors to maintain an insurance policy with financially sound and reputable insurance companies covering all Equipment owned or leased by such Obligor in such amounts and against such risks as are customarily maintained by companies engaged in the same or similar businesses operating in the same or similar locations. To the extent the Intercreditor Agreement sets forth any insurance requirements on Equipment and other property of the Originator, the Originator shall at all times ensure that insurance policies are maintained in compliance with any such requirements set forth in the Intercreditor Agreement;

(i) Collections Received. The Originator shall hold in trust and deposit immediately, but in any event not later than five (5) Business Days of its receipt thereof, all Collections from time to time received by it into the Lock-Box Account, or if so required by the Sale and Servicing Agreement or the Indenture, to the Collection Account;

(j) Custodian File. Not later than the Closing Date or the applicable Substitution Date, the Originator shall cause to be delivered to the Depositor or the Custodian the Custodian Files for the relevant Pool Receivables. Each Custodian File shall be clearly marked with a Contract number, which shall be used by the Originator, the Issuer, the Depositor and the Indenture Trustee to identify such Contract and the related Pool Receivable. The Originator shall take all actions necessary or reasonably requested by the Depositor from time to time to ensure that the Custodian File with respect to each Pool Receivable is accurate and complete in all material respects;

(k) Deposits to Collection Account. The Originator shall not deposit or otherwise credit, or cause or permit to be so deposited or credited, to the Collection Account cash or cash proceeds other than Collections, Servicer Advances, Servicer Charges and, after the occurrence of a Calculation Event, Excluded Amounts (or misdirected funds, which shall be removed as soon as practicable) in respect of the Pool Receivables;

(l) Keeping of Records and Books of Account. The Originator shall maintain and implement administrative and operating procedures (including an ability to recreate records evidencing Receivables and related Contracts in the event of the destruction of the originals thereof), and keep and maintain, all documents, books, computer tapes, disks, records and other information reasonably necessary or advisable for the collection of all Receivables (including records adequate to permit the daily identification of substantially all new Receivables and all Collections of and adjustments to each existing Receivable);

(m) Performance and Compliance with Receivables and Contracts and Credit and Collection Policy. The Originator shall, at its own expense, timely and fully perform and comply with all material provisions, covenants and other promises required to be observed by it under the Contracts related to the Receivables; and shall timely and fully comply in all material respects with the Credit and Collection Policy in regard to each Receivable and the related Contract; and

(n) Instructions to the Obligors. The Originator shall instruct all Obligors to cause all Collections to be deposited directly to the Lock-Box Account or to post office boxes to which only the Lock-Box Bank has access and shall cause all items and amounts relating to such Collections received in such post office boxes to be removed by the Lock-Box Bank and deposited into the Lock-Box Account on a daily basis.

SECTION 6.3 Negative Covenants of the Originator

At all times from the date hereof to and including the Final Payment Date:

(a) No Sales, Liens, Etc. Except as otherwise provided herein and in the other Transaction Documents, the Originator shall not sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist any Lien (other than Permitted Liens) (or the filing of any financing statement) upon or with respect to (i) any of the Sold Assets, or (ii) any inventory or goods (including the Equipment), the sale or lease of which gave rise to a Pool

Receivable, or assign any right to receive income in respect thereof or (iii) any account which concentrates in a Lock-Box Account to which any Collections of any Pool Receivable are sent (except for any right of a Lock-Box Bank with respect to a Lock-Box Account as permitted under the Transaction Documents).

(b) No Subsidiaries, Mergers, Etc. If after giving effect thereto, there would exist an Event of Default, the Originator shall not consolidate or merge with or into, or sell, lease or transfer all or substantially all of its assets to, any other Person or dissolve or terminate.

(c) Change of Name, Etc. The Originator shall not change its name, identity, jurisdiction of formation or structure (including through a merger) or the location of its chief executive office or make any other change which, in the case of the foregoing, could cause any UCC financing statement filed in connection with this Agreement or any other Transaction Document to become “seriously misleading” under the UCC or change its jurisdiction of organization, unless at least thirty (30) days prior to the effective date of any such change the Originator delivers to the Depositor, the Issuer and the Indenture Trustee such documents, instruments or agreements, executed by the Originator as are necessary to reflect such change and to continue the perfection of the Depositor’s, the Issuer’s and the Indenture Trustee’s ownership interests or security interests in the Sold Assets. The Originator will not become or seek to become organized under the laws of more than one jurisdiction.

ARTICLE VII

INDEMNIFICATION

SECTION 7.1 Indemnification by the Originator. Without limiting any other rights which the Originator Indemnified Parties may have hereunder or under Applicable Law, the Originator hereby agrees to indemnify the Depositor and its successors, transferees and assigns (including the Noteholders and the Indenture Trustee) and all officers, directors, shareholders, controlling persons, employees, counsel and other agents of any of the foregoing (collectively, the “Originator Indemnified Parties”) from and against any and all damages, losses, claims, liabilities, costs and expenses, including reasonable attorneys’ fees (which such attorneys may be employees of any Originator Indemnified Party) and disbursements (all of the foregoing being collectively referred to as “Originator Indemnified Amounts”) awarded against or incurred by any of the Originator Indemnified Parties in any action or proceeding between the Originator and any of the Originator Indemnified Parties or between any of the Originator Indemnified Parties and any third party relating to or resulting from the following:

(a) any representation or warranty made by the Originator or any officers of the Originator under or in connection with this Agreement, any of the other Transaction Documents, or any other information or report delivered by the Originator or any officers of the Originator pursuant hereto, which shall have been false or incorrect in any material respect when made or deemed made;

(b) the failure by the Originator to comply with any Applicable Law with respect to any Pool Receivable or the related Contract, or the nonconformity of any Sold Asset or the related Contract with any such Applicable Law;

(c) the failure to vest and maintain vested in the Depositor a valid perfected first priority ownership interest in favor of the Depositor in the Sold Assets free and clear of any Lien (other than Permitted Liens); or in the event that the conveyance by the Originator to the Depositor of the Sold Assets hereunder was construed not to be a sale, the failure to Grant to the Depositor (and its assignee) a valid perfected first priority security interest in the Sold Assets, free and clear of all Liens (other than the Permitted Liens);

(d) the failure to file, or any delay in filing, financing statements, continuation statements, or other similar instruments or documents required to be filed by the Originator under the UCC of any applicable jurisdiction or other applicable laws with respect to any of the Sold Assets;

(e) any dispute, claim, offset or defense (other than discharge in bankruptcy) of an Obligor to the payment of any Pool Receivable (including a defense based on such Pool Receivable or the related Contract not being the legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms) arising as a result of a breach by the Originator of its obligations under the Receivables;

(f) any products liability claim or personal injury or property damage suit or other similar or related claim or action of whatever sort arising out of or in connection with merchandise or services relating to or which are the subject of any Pool Receivable or related Contract;

(g) the transfer to the Depositor of an interest in any Pool Receivable other than an Eligible Receivable (as of the date hereof) for which the Depositor has not received a Repurchase Amount from the Originator;

(h) the failure by the Originator to comply with any term, provision or covenant applicable to the Originator contained in this Agreement or any of the other Transaction Documents to which it is a party or to perform any of its duties or obligations under the Pool Receivables or related Contracts;

(i) the use of proceeds of purchases by the Originator, or the ownership of the Sold Assets;

(j) any commingling by the Originator of Collections of Pool Receivables at any time with other funds;

(k) failure of any Lock-Box Bank, the Intercreditor Master Agent, or the Originator to remit any Collections held in the Lock-Box Account or any related lock-boxes or to the Collection Account, whether by reason of the exercise of set-off rights or otherwise; or

(l) any inability to obtain any judgment in or utilize the court or other adjudication system of, any state in which an Obligor may be located as a result of the failure of the Originator to qualify to do business or file any notice of business activity report or any similar report;

excluding, however, (i) Originator Indemnified Amounts to the extent resulting from gross negligence or willful misconduct on the part of such Originator Indemnified Party or (ii) recourse (except as otherwise specifically provided in this Agreement or the Sale and Servicing Agreement) for uncollectible Pool Receivables arising out of any credit default of an Obligor.

ARTICLE VIII

MISCELLANEOUS PROVISIONS

SECTION 8.1 Waivers; Amendments.

(a) No failure or delay on the part of the Depositor in exercising any power, right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other further exercise thereof or the exercise of any other power, right or remedy. The rights and remedies herein provided shall be cumulative and nonexclusive of any rights or remedies provided by law.

(b) Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Depositor and the Originator and consented to in writing by the Issuer and the Indenture Trustee.

SECTION 8.2 Notices. All communications and notices provided for hereunder shall be provided in the manner described in Section 9.3 of the Sale and Servicing Agreement.

SECTION 8.3 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO THE CONFLICTS OF LAW PRINCIPLES THEREOF OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

SECTION 8.4 Integration. This Agreement contains the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire Agreement among the parties hereto with respect to the subject matter hereof superseding all prior oral or written understandings.

SECTION 8.5 Severability of Provisions. If any one or more of the provisions of this Agreement shall for any reason whatsoever be held invalid, then such provisions shall be deemed severable from the remaining provisions of this Agreement and shall in no way affect the validity or enforceability of such other provisions.

SECTION 8.6 Counterparts; Facsimile Delivery. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement. Delivery by facsimile or other electronic transmission (i.e., “pdf” or “tif”) of an executed signature page of this Agreement shall be effective as delivery of an executed counterpart hereof.

SECTION 8.7 Binding Effect; Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall also inure to the benefit of the parties to the Sale and Servicing Agreement and the Indenture and their respective successors and assigns. The Originator may not assign its rights or obligations hereunder. The Originator acknowledges that the Depositor’s rights under this Agreement may be assigned to the Issuer, pursuant to the Sale and Servicing Agreement, and by the Issuer to the Indenture Trustee pursuant to the Indenture, and consents to such assignment and to the exercise of those rights directly by the Issuer and the Indenture Trustee on behalf of the Noteholders, to the extent permitted by the Sale and Servicing Agreement and the Indenture.

SECTION 8.8 Costs, Expenses and Taxes. In addition to its obligations under Section 7.1, the Originator agrees to pay on demand (a) all reasonable costs and expenses incurred by the Depositor and its assigns in connection with the enforcement of, or any actual or claimed breach by the Originator of, this Agreement, including the reasonable fees and expenses of counsel to any of such Persons incurred in connection with any of the foregoing or in advising such Persons as to their respective rights and remedies under this Agreement in connection with any of the foregoing, and (b) all stamp and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing and recording of this Agreement.

SECTION 8.9 No Proceedings; Limited Recourse. The Originator covenants and agrees, for the benefit of the parties to the Sale and Servicing Agreement and the Indenture, that it shall not institute against the Depositor or the Issuer, or join any other Person in instituting against the Depositor or the Issuer, any proceeding of a type referred to in the definition of “Event of Bankruptcy” (as defined in the Indenture) until two years and one day after the Final Payment Date. In addition, all amounts payable by the Depositor to the Originator pursuant to this Agreement shall be payable solely from funds available for that purpose pursuant to Section 4.5(a) of the Indenture.

SECTION 8.10 Further Assurances. The Depositor and the Originator agree to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the other party more fully to effect the purposes of this Agreement.

[SIGNATURES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first written above.

COMMERCIAL CREDIT GROUP INC.
as Originator

By:	/s/ Roger Gebhart

	Name:	Roger Gebhart
	Title:	Vice President and Treasurer

CCG RECEIVABLES IV, LLC
as Depositor

By:	/s/ Roger Gebhart

	Name:	Roger Gebhart
	Title:	Chief Financial Officer and Treasurer

[Signature Page to Purchase Agreement]

Schedule 1

Schedule of Contracts

Customer #	Contract #	NBV ($)
1503	101041201	255,802.14
1658	101061201	61,670.13
1150	101071101	18,066.27
1578	101091201	87,547.31
1660	101091202	117,508.03
705	101131201	69,384.45
669	101191201	55,402.26
1307	101201101	214,902.47
916	101231201	102,989.10
770	101241201	322,793.78
1292	101241202	649,584.64
282	101280901	34,520.22
1678	101301201	44,568.52
1681	101311202	268,871.85
1247	101311203	381,611.29
1288	102071101	2,504,455.83
1257	103021101	19,648.58
616	103041101	338,950.58
913	103060901	239,700.06
916	103060902	15,468.04
554	103090903	213,463.36
1315	103151101	76,730.01
1315	103231102	76,566.81
1371	103301103	547,100.19
1257	103311101	19,540.86
204	104040701	120,078.62
930	104080901	30,913.93
342	104121101	76,566.69
1119	104131102	273,480.48
703	104160803	39,746.93
703	104160804	42,663.60
324	104261102	50,969.91
1394	104261105	126,422.22
720	104290801	70,265.45
722	104300801	29,625.73
1407	105041101	70,577.84
705	105111101	21,948.87
537	105131101	66,215.83
1394	105161103	41,345.59
1417	105171101	97,405.25
1419	105201101	151,135.30
1143	105311101	43,139.89
363	106050802	99,335.76
374	106110901	116,892.78
191	107251102	191,812.68

Customer #	Contract #	NBV ($)
1140	107271002	93,860.72
375	107301002	247,008.39
1268	108021101	53,879.06
1499	108021102	76,072.44
1503	108041101	435,141.43
722	108051101	306,384.90
363	108110901	60,224.58
1508	108151102	418,507.32
1140	108171001	197,448.55
1503	108171101	119,820.64
1481	108171102	84,407.05
1150	108171103	45,341.04
558	108190901	31,631.59
1307	108191101	243,230.62
1488	108261101	943,904.84
363	108290801	138,341.27
671	108290804	119,316.04
1517	108291101	79,775.32
422	108301101	529,117.94
1257	109011101	98,866.06
930	109081001	91,419.74
1316	109141101	124,790.47
1546	109231101	368,421.54
1548	109261101	162,736.13
1556	109291101	229,564.97
722	109291102	175,198.52
1463	109291103	39,039.29
589	109301101	140,057.92
1560	109301102	154,530.07
1246	110041101	31,185.75
1575	110191101	35,163.19
1024	110191103	88,530.89
1578	110241101	74,788.03
1316	110241102	38,106.72
1583	110251101	37,330.80
1483	110261101	170,174.90
1583	111011101	120,120.06
1510	111011102	118,497.84
1595	111011103	439,831.19
14	111041101	739,894.64
916	111101001	239,429.27
191	111141101	192,396.34
1614	111221101	146,702.59
1607	111231102	60,123.86
629	111300702	303,223.94
1613	111301101	75,937.92
1620	112021101	570,153.39
1618	112061101	31,589.91
1488	112091101	372,153.74

Customer #	Contract #	NBV ($)
572	112100801	96,236.84
615	112150901	20,743.22
1467	112151101	369,972.57
1620	112161101	567,922.02
204	112190503	49,377.06
1645	112281101	806,960.13
1645	112281102	863,131.57
16	112281104	226,821.09
615	112281107	613,413.00
554	112310902	442,441.59
598	201091201	178,517.51
1387	201111201	286,258.22
218	201121201	90,901.28
521	201141102	27,227.06
1531	201171202	143,554.21
1497	201171204	371,388.50
1662	201181201	83,916.11
1376	201191201	369,052.94
1670	201201201	80,688.39
1250	201231201	501,683.18
74342	201241201	87,248.30
1665	201261201	339,477.43
1346	201261202	28,301.35
521	201261203	93,018.54
160	201301202	70,104.10
1063	201301204	709,694.73
1063	201301205	501,375.68
807	201311103	153,705.21
1340	201311201	49,959.61
349	201311202	114,692.50
1350	201311203	221,122.68
661	202120803	17,003.36
1336	202161101	18,980.11
128	202180901	131,228.05
797	202190901	59,628.41
1343	202251101	136,248.54
1124	202281102	128,697.70
911	203050901	25,960.07
366	203070801	38,952.71
97	203151002	410,620.82
1016	203161101	126,591.77
409	203190901	107,490.30
924	203260902	340,551.55
366	203280802	44,947.27
71	203311101	213,311.23
862	204010901	58,513.09
928	204020901	19,977.73
929	204060901	108,529.20
1333	204061101	32,492.69

Customer #	Contract #	NBV ($)
598	204111101	164,324.18
1386	204121102	92,536.81
1387	204131102	195,803.99
1126	204191102	15,643.37
1390	204201101	29,624.21
942	204240901	33,512.29
1392	204251101	46,058.01
1395	204251102	113,510.13
1341	204261101	56,178.93
947	204280901	35,597.45
445	204281001	458,671.35
252	204281101	54,340.92
80	204281103	738,135.32
1403	204291101	68,605.89
521	204291103	54,015.37
366	205060803	73,827.56
693	205140801	198,022.82
1418	205191101	380,865.22
1392	205241101	79,308.41
1428	205261101	31,840.57
807	205271001	50,606.70
1395	205271102	109,980.46
287	205271103	156,701.33
89	205281002	743,855.16
712	205290801	78,405.42
929	205290905	37,615.61
807	206041001	54,233.84
972	206230902	170,483.72
128	206230904	11,039.02
585	206240801	35,696.03
725	207010903	54,423.50
787	207210801	48,101.20
1435	207221101	404,543.88
71	207280801	103,894.17
1501	208031101	204,519.48
97	208060901	240,440.08
1455	208101102	83,052.22
807	208110802	8,935.22
1395	208111101	56,927.44
807	208131001	132,715.98
807	208131003	132,715.98
1491	208171101	384,287.39
719	208191101	112,897.96
495	208200801	160,532.28
748	208210801	20,682.83
712	208250802	88,361.47
1516	208291101	113,564.80
1240	208291102	508,289.70
1492	208301103	115,298.20

Customer #	Contract #	NBV ($)
369	208301104	930,211.78
1424	208311101	340,503.93
1531	208311103	82,870.14
807	209011001	61,351.27
347	209020901	78,590.65
807	209020902	147,366.16
1533	209071101	68,782.66
1193	209091001	38,870.96
1534	209091101	220,136.53
712	209110801	88,073.30
499	209131101	131,122.63
1538	209161103	300,575.28
978	209180901	113,782.05
1165	209211101	377,494.87
1301	209221101	143,207.96
1205	209231001	65,839.15
1551	209231101	470,808.57
1544	209231102	179,377.51
1395	209231103	48,485.35
1387	209261102	130,222.23
1555	209281101	21,831.96
693	209281102	291,040.76
69	209301103	330,797.85
51	209301105	148,059.21
982	209301106	443,624.63
836	210010801	37,926.21
896	210061101	279,705.10
1386	210071102	93,519.19
533	210080805	62,660.55
71	210090901	135,197.02
1566	210111103	28,876.79
646	210181102	169,220.18
1576	210201101	140,882.26
738	210201102	410,664.16
725	210211101	21,943.25
1387	210211103	252,179.10
813	210230901	64,869.85
1594	210241101	69,439.83
366	210250702	28,284.20
1448	210251102	380,415.12
1587	210261102	240,717.27
71	210270901	121,467.71
598	210300701	628,063.47
1590	210311102	73,391.12
1593	210311105	324,563.22
880	211050901	76,763.98
851	211081101	28,183.23
187	211120801	38,907.17
1598	211141101	402,716.00

Customer #	Contract #	NBV ($)
424	211160901	44,696.20
854	211161101	370,056.02
862	211170801	89,536.51
883	211211102	158,490.05
581	211221101	160,560.03
1605	211221103	50,350.42
1606	211221104	104,606.26
585	211240901	138,399.44
1474	211291101	49,721.85
967	211291102	292,139.27
860	211291103	665,692.20
1611	211301101	53,270.62
445	211301104	594,709.83
1029	212010901	122,934.95
1189	212021001	339,381.94
1341	212061101	27,160.36
1619	212061103	354,970.14
1283	212151001	382,476.96
1124	212191102	188,584.83
13	212200701	23,009.43
1491	212201101	87,735.66
1636	212201104	319,505.06
1031	212211101	388,696.91
187	212211103	921,029.34
1611	212211104	24,559.29
1367	212221101	323,265.62
1240	212271001	182,733.21
21	212301104	1,077,889.51
21	212301105	1,040,984.60
878	212301106	182,918.88
849	212310801	58,057.98
795	301060902	29,748.62
1659	301091201	134,610.92
1048	301151001	15,443.24
744	301171201	388,039.93
1253	301201101	28,018.12
1461	301201201	197,696.98
1543	301231201	122,383.37
1253	301231202	25,259.54
960	301241201	146,628.34
1009	301241202	220,005.01
1310	301251201	690,299.35
1313	301261102	55,084.73
1125	301261103	14,463.32
1312	301261104	65,176.15
1323	301261106	532,537.18
1265	301261202	947,166.89
1666	301261203	105,642.06
1310	301271101	191,982.40

Customer #	Contract #	NBV ($)
1321	301271103	75,255.55
1668	301271201	355,537.99
1667	301271202	20,030.63
895	301280901	61,138.92
523	301281001	584,856.33
1055	301281004	244,055.28
900	301300902	208,926.01
1671	301301201	637,836.66
954	301301202	202,843.82
1260	301301204	28,085.84
1673	301301205	121,224.28
1668	301301207	354,560.54
132	301311101	759,720.97
1675	301311201	440,548.85
1372	301311203	561,440.34
523	302011001	402,699.33
689	302241003	70,442.82
421	302270901	104,203.03
995	303031102	214,813.90
1258	303101101	170,297.28
951	303121001	162,815.89
709	303121002	231,536.19
709	303121003	151,862.04
700	303160901	46,113.10
867	303180909	7,076.00
1074	303181101	20,961.67
221	303200903	329,682.99
700	303230902	21,504.85
1363	303231101	131,689.13
43	303251101	19,084.13
1342	303281101	94,577.41
1368	303281103	85,398.32
907	303301104	405,704.20
1075	303311005	197,410.45
1374	303311102	342,386.12
24	304020901	31,501.61
1145	304051101	69,432.11
1069	304051102	154,691.93
700	304061101	26,530.30
1260	304061102	30,123.22
960	304081101	48,684.37
1383	304111103	29,757.27
899	304141101	323,483.21
1388	304151101	233,331.73
1278	304151103	104,480.36
1382	304201102	41,264.41
795	304231006	73,379.37
944	304240903	105,138.03
960	304251101	87,920.93

Customer #	Contract #	NBV ($)
65	304261102	36,699.53
1258	304261103	35,034.07
1132	304271101	147,906.51
1100	304291101	59,580.43
1405	304291103	98,521.42
744	304291104	218,065.82
743	304291106	94,784.74
918	305031101	125,938.98
670	305090803	299,844.75
1118	305121101	377,421.93
1274	305131101	45,875.29
1416	305171102	17,345.76
954	305180901	45,481.46
173	305231101	280,203.17
1421	305231104	33,147.29
167	305251101	110,825.60
960	305260902	55,678.05
1003	305261101	510,786.38
907	305261103	331,033.28
1253	305271101	18,856.58
962	305290901	63,683.92
1162	306011101	133,837.56
944	306040901	44,822.02
1118	306171001	1,047,403.21
795	306180901	147,426.81
769	306200801	35,853.53
1055	306251001	25,663.67
564	306270803	337,611.30
701	307110801	37,612.68
786	307180803	1,184,901.41
960	307200901	28,547.19
736	307220801	33,961.16
795	307240803	87,460.34
830	307291001	51,637.59
1041	307291004	279,099.08
988	308030902	19,934.10
795	308031102	311,723.39
1313	308041101	51,087.36
1460	308041102	382,116.79
1460	308041103	192,416.20
202	308061001	42,083.99
65	308081101	236,850.40
1504	308091101	227,287.52
992	308100902	47,965.24
701	308120802	39,603.89
202	308131002	40,825.98
961	308151101	445,461.37
1207	308161102	129,124.16
961	308170901	50,959.60

Customer #	Contract #	NBV ($)
564	308181101	268,652.57
700	308191101	58,094.28
766	308220801	90,917.63
743	308221103	84,671.70
1172	308231002	654,752.08
379	308241101	1,010,148.33
700	308241102	226,139.30
1515	308261101	90,835.00
670	308270803	418,414.36
701	308290801	168,181.99
1522	308291101	499,380.69
1524	308301103	220,086.01
700	308310902	46,089.86
1526	308311101	378,591.13
1527	308311102	218,612.26
1128	308311103	559,150.12
213	308311104	550,683.90
1530	308311105	169,520.29
1003	309040901	57,001.51
1368	309081101	65,634.45
1194	309101003	34,755.27
1535	309121101	34,674.13
1530	309141101	253,467.39
1514	309141102	42,076.57
1536	309151101	108,822.37
1539	309161101	392,217.99
1540	309161102	273,115.13
992	309180902	31,735.42
1541	309191101	40,651.19
260	309201001	45,035.43
746	309201101	527,432.89
1003	309221002	80,873.58
1543	309231101	157,254.82
700	309231102	47,444.90
1553	309271101	82,639.80
689	309280902	145,565.88
1009	309280903	34,092.04
1207	309281001	30,948.30
1554	309281103	474,917.22
1554	309281104	474,917.21
827	309291003	42,946.98
1557	309291102	554,388.90
1557	309291103	482,342.33
1527	309291105	227,035.25
744	309300802	42,914.98
1178	309301101	288,615.76
564	309301102	285,328.17
1562	309301104	54,222.84
744	310061101	374,672.96

Customer #	Contract #	NBV ($)
1003	310070901	38,132.25
1564	310071102	63,022.79
1014	310090901	139,720.72
167	310130501	23,007.32
1567	310131101	47,302.67
1178	310131102	284,122.07
1570	310141101	33,925.17
1570	310141102	33,925.17
1570	310141103	33,925.17
1570	310141104	33,925.17
1570	310141105	33,925.17
744	310141106	248,728.77
744	310141107	248,728.77
856	310170802	44,321.64
1571	310171101	291,480.42
1574	310181102	31,268.83
1388	310181103	634,261.43
1231	310211001	251,024.68
1148	310211103	326,114.01
1148	310211104	324,835.87
1540	310211105	51,264.88
1363	310211106	124,615.69
1581	310241102	101,973.91
700	310241103	150,081.60
1579	310241105	130,767.46
1383	310251101	314,399.38
1582	310251102	69,403.81
400	310251103	66,393.28
564	310261101	283,271.98
827	310270801	70,659.24
1451	310271101	263,291.04
1526	310271102	98,299.14
1017	310280901	126,124.30
786	310310803	738,972.17
1592	310311101	429,104.39
1589	310311103	292,536.68
1589	310311104	292,536.68
1423	311041101	77,195.88
888	311060901	9,448.14
1574	311071101	11,790.41
1363	311091101	107,369.67
867	311130801	9,524.36
1259	311221001	20,815.87
1172	311231003	31,839.14
935	311240903	413,364.29
689	311260805	135,683.46
876	311260806	279,980.10
600	311280701	12,612.66
1373	311281103	142,907.48

Customer #	Contract #	NBV ($)
1363	311281104	128,832.60
1156	311281106	26,934.07
736	311291101	117,130.83
700	311291103	666,450.58
1320	311301101	49,062.01
182	311301102	27,868.78
1052	311301105	215,847.82
1052	311301106	240,486.71
1052	311301107	272,259.47
1052	311301108	82,660.13
1003	312030901	90,623.09
882	312090803	456,767.66
1624	312131101	64,872.90
1032	312140901	144,850.83
1382	312151107	321,107.22
795	312180903	85,919.17
1451	312211102	264,990.60
760	312221102	321,045.84
760	312221103	466,660.68
1320	312271101	293,799.66
1321	312271102	74,575.68
1321	312271103	154,248.93
1641	312271104	62,394.51
1446	312271105	118,409.62
1171	312271106	284,124.50
1646	312291101	355,478.26
992	312300904	93,541.92
1498	312301101	371,408.20
1498	312301102	274,808.31
1498	312301103	409,864.72
1653	312301104	504,981.69
1657	401061201	39,308.15
1661	401171201	461,032.34
1661	401171202	691,069.64
1677	401271201	202,529.70
1669	401271202	713,249.12
1669	401271203	181,788.12
1674	401301201	721,595.82
1384	404121101	60,162.78
1406	404291101	83,514.60
1409	405091101	267,752.77
1420	405201101	76,570.64
1433	407221101	566,237.88
1419	408081101	39,472.50
1433	408291101	210,171.06
1133	409021001	106,730.08
1545	409231101	58,883.25
1550	409271101	288,407.67
1197	409291101	205,146.05

Customer #	Contract #	NBV ($)
1561	409301103	1,591,800.69
1338	410171101	75,993.31
1487	410261101	389,932.08
1563	410281102	907,010.50
1563	410281103	914,278.53
1478	411081101	179,985.26
1600	411171102	34,222.26
1612	411301101	1,050,316.72
1419	412191101	90,974.53

Schedule 2

Originator Information

1.	List of Name Change or Mergers:

None.

2.	Employer Identification Number:

CCG’s EIN #: 20-1409176

3.	List of Trade Names:

CCG of New Hampshire.

4.	List of CCG Subsidiaries:

CCG Receivables, LLC

CCG Receivables II, LLC

CCG Receivables III, LLC

CCG Receivables IV, LLC

5.	Chief Executive Office:

COMMERCIAL CREDIT GROUP INC.

Suite 1450

227 West Trade Street,

Charlotte, NC 28202

Schedule 3

Notice Information

Commercial Credit Group Inc.,

227 West Trade Street, Suite 1450

Charlotte, NC 28202

CCG Receivables IV, LLC,

227 West Trade Street, Suite 1450A

Charlotte, NC 28202

Schedule 4

Lock-Box Bank and Lock-Box Account

Account number 2000026298881 of CCG maintained with Wells Fargo Bank, National Association, having offices located at 1 South Broad Street, Mail Code: PA1227, Philadelphia, Pennsylvania and 401 S. Tryon Street, 10th Floor, TS Legal Risk Mgmt., Mail Code NC0817, Charlotte, North Carolina 28288

Commercial Credit Group Inc.,

227 West Trade Street, Suite 1450

Charlotte, NC 28202

CCG Receivables IV, LLC,

227 West Trade Street, Suite 1450A

Charlotte, NC 28202

CCG Receivables Trust 2012-1

c/o Wilmington Trust, National Association, as Owner Trustee

Rodney Square North

1100 North Market Street

Wilmington, Delaware 19890

Attention: Corporate Trust Administration

With a copy to:

Commercial Credit Group Inc.,

227 West Trade Street, Suite 1450

Charlotte, NC 2820

Exhibit A

Form of Contract